                                                                    EXHIBIT 28.1

Capstead Mortgage Corporation
Master Servicing Division
COLLATERAL SUMMARY AND REMITTANCE REPORT
For Month Ending:  28-FEB-97

Deal Reference                                             93-2A               93-2B               93-2C                93-2D
                                                      --------------      --------------      ---------------      --------------
Beginning Security Balance                            $66,197,527.81      $68,558,138.00      $130,687,298.10      $93,077,832.23
  Loans Repurchased                                               -                                         -                   -
  Scheduled Principal Distribution                         65,450.28           66,889.37           141,552.53          484,076.69
  Additional Principal Distribution                        11,504.39          381,814.68            32,180.87           85,935.09
  Liquidations Distribution                               970,326.86        1,426,720.50           215,388.59          765,540.29
  Accelerated Prepayments                                          -                   -                    -                   -
  Adjustments (Cash)                                               -                   -                    -                   -
  Losses/Foreclosures                                              -                   -                    -                   -
  Special Hazard Account                                           -                   -                    -                   -
                                                      --------------      --------------      ---------------      --------------
          Ending Security Balance                     $65,150,246.28      $66,682,713.45      $130,298,176.11      $91,742,280.16
                                                      ==============      ==============      ===============      ==============
Interest Distribution:
Due Certificate Holders                               $   415,763.27      $   437,060.12      $    802,717.14      $   529,200.08
Compensating Interest                                         846.71                   -               111.49            1,819.26

  Trustee Fee (Tx. Com. Bk.)                                  744.72              857.01             1,633.59            1,163.47
  Pool Insurance Premium (PMI Mtg. Ins.)                           -                                        -                   -
  Pool Insurance (GE Mort. Ins.)                           16,019.80           19,676.22                    -           14,985.53
  Pool Insurance (United Guaranty Ins.)                            -                   -                    -                   -
  Backup for Pool Insurance (Fin. Sec. Assur.)                     -                   -                    -                   -
  Special Hazard Insurance (Comm. and Ind.)                 3,144.38            2,051.05                    -                   -
  Bond Manager Fee (Capstead)                               1,048.13            1,142.64             1,633.59            1,357.39
  Excess Compensating Interest (Capstead)                          -            2,553.38                    -                   -
  Administrative Fee (Capstead)                             1,792.87                   -             5,445.52            2,908.74
  Administrative Fee (Other)                                       -              (14.08)                   -                   -
  Excess-Fees                                                      -                   -                    -                   -

  Special Hazard Insurance (Aetna Casualty)                        -                   -                    -                   -
                                                       -------------        ------------        -------------        ------------
          Total Fees                                       22,749.90           26,266.22             8,712.70           20,415.13
  Servicing Fee                                            22,230.52           21,411.28            34,170.14           26,793.19
  Interest on Accelerated Prepayments                              -                   -                    -                   -
                                                       -------------        ------------        -------------        ------------
          Total Interest Distribution                  $  461,590.40        $ 484,737.62        $  845,711.47        $ 578,227.66
                                                       =============        ============        =============        ============
Loan Count                                                       242                 228                  464                 361
Weighted Average Pass-Through Rate                       7.552124566            7.714723          7.371752037         6.846132884


                                                                    EXHIBIT 28.1

Capstead Mortgage Corporation
Master Servicing Division
COLLATERAL SUMMARY AND REMITTANCE REPORT
For Month Ending:  28-FEB-97


Deal Reference                                    93-2E.A             93-2E.B               93-2F               93-2G
                                               --------------      ---------------      --------------      ---------------

Beginning Security Balance                     $60,757,168.92      $151,300,711.14      $80,218,155.00      $187,651,949.32
  Loans Repurchased                                         -                    -                   -                    -
  Scheduled Principal Distribution                 305,541.59           159,741.69           80,938.88           208,281.53
  Additional Principal Distribution                 16,885.44            37,018.25          361,258.91           139,162.72
  Liquidations Distribution                        706,852.32           519,304.36          790,956.10           232,258.57
  Accelerated Prepayments                                   -                    -                   -                    -
  Adjustments (Cash)                                        -                    -                   -                    -
  Losses/Foreclosures                                       -                    -                   -                    -
  Special Hazard Account                                    -                    -                   -                    -
                                               --------------      ---------------      --------------      ---------------
             Ending Security Balance           $59,727,889.57      $150,584,646.84      $78,985,001.11      $187,072,246.50
                                               ==============      ===============      ==============      ===============
Interest Distribution:
Due Certificate Holders                        $   337,792.67      $    898,284.45      $   502,196.53      $  1,124,954.42
Compensating Interest                                2,059.84               324.80                   -                48.44
   Trustee Fee (Tx. Com. Bk.)                          658.20             1,639.09            1,002.81             2,111.08
  Pool Insurance Premium (PMI Mtg. Ins.)            13,366.58            33,286.16           23,022.70                    -
  Pool Insurance (GE Mort. Ins.)                            -                    -                   -                    -
  Pool Insurance (United Guaranty Ins.)                     -                    -                   -                    -
  Backup for Pool Insurance (Fin. Sec. Assur.)              -                    -                   -                    -
  Special Hazard Insurance (Comm. and Ind.)                 -                    -            2,399.78                    -
  Bond Manager Fee (Capstead)                          759.46             1,891.26            1,604.36             2,345.65
  Excess Compensating Interest (Capstead)                   -                    -              330.93                    -
  Administrative Fee (Capstead)                      2,151.77             5,358.73                   -             7,819.01
  Administrative Fee (Other)                                -                    -               (0.06)                   -
  Excess-Fees                                               -                    -                   -                    -
  Special Hazard Insurance (Aetna Casualty)                 -                    -                   -                    -
                                               --------------      ---------------      --------------      ---------------
             Total Fees                             16,936.01            42,175.24           28,360.52            12,275.74

Servicing Fee                                       17,387.18            40,385.21           25,454.89            47,346.47
Interest on Accelerated Prepayments                         -                    -                   -                    -
                                               --------------      ---------------      --------------      ---------------
             Total Interest Distribution       $   374,175.70      $    981,169.70      $   556,011.94      $  1,184,625.07
                                               ==============      ===============      ==============      ===============


Loan Count                                                235                  507                 273                  661
Weighted Average Pass-Through Rate                6.712343897          7.127072252            7.541408           7.19418816

Capstead Mortgage Corporation                                   EXHIBIT 28.1
Master Servicing Division
COLLATERAL SUMMARY AND REMITTANCE REPORT
For Month Ending:  28-FEB-97

Deal Reference                                       93-2H.1             93-2H.2              93-2I             93-2I.1
                                                 ---------------     ---------------      --------------    ---------------
Beginning Security Balance                        $70,521,791.89      $36,641,195.00      $48,324,578.56     $49,955,939.26
  Loans Repurchased                                            -                   -                   -                  -
  Scheduled Principal Distribution                     65,600.44           38,187.64           44,618.46          40,935.50
  Additional Principal Distribution                     7,273.03            9,838.48            7,722.41           7,679.63
  Liquidations Distribution                           558,224.30                   -                   -       1,353,251.66
  Accelerated Prepayments                                      -                   -                   -                  -
  Adjustments (Cash)                                           -                   -               52.24                  -
  Losses/Foreclosures                                          -                   -          161,198.46                  -
  Special Hazard Account                                       -                   -                   -                  -
                                                  --------------      --------------      --------------     --------------
          Ending Security Balance                 $69,890,694.12      $36,593,168.88      $48,110,986.99     $48,554,072.47
                                                  ==============      ==============      ==============     ==============
Interest Distribution:
Due Certificate Holders                           $   442,846.49      $   226,878.51      $   312,138.14     $   315,863.80
Compensating Interest                                          -                   -                   -                  -

  Trustee Fee (Tx. Com. Bk.)                              881.53              458.00              604.01             624.45
  Pool Insurance Premium (PMI Mtg. Ins.)                       -                   -                   -                  -
  Pool Insurance (GE Mort. Ins.)                       20,733.40           10,516.06           13,740.07          14,687.04
  Pool Insurance (United Guaranty Ins.)                        -                   -                   -                  -
  Backup for Pool Insurance (Fin. Sec. Assur.)                 -                   -                   -                  -
  Special Hazard Insurance (Comm. and Ind.)                    -                   -                   -                  -
  Bond Manager Fee (Capstead)                                  -              610.68                   -                  -
  Excess Compensating Interest (Capstead)               1,195.56            1,175.43                   -           1,993.34
  Administrative Fee (Capstead)                         2,938.30                   -              331.69           2,081.42
  Administrative Fee (Other)                                   -              346.39                   -                  -
  Excess-Fees                                                  -                   -             (162.36)                 -
  Special Hazard Insurance (Aetna Casualty)             1,827.69            1,096.23             1,445.69          1,294.69
                                                  --------------      --------------      ---------------    --------------
          Total Fees                                   27,576.48           14,202.79            15,959.10         20,680.94
 Servicing Fee                                         22,037.98           12,132.39            15,101.40         15,611.22
 Interest on Accelerated Prepayments                           -                   -                    -                 -
                                                  --------------      --------------      ---------------    --------------
          Total Interest Distribution             $   492,460.95      $   253,213.69      $    343,198.64    $   352,155.96
                                                  ==============      ==============      ===============    ==============
Loan Count                                                   249                 120                  186               194
Weighted Average Pass-Through Rate                   7.535483342            7.532898              7.66259       7.587417344

                                                                    EXHIBIT 28.1
Capstead Mortgage Corporation
Master Servicing Division
COLLATERAL SUMMARY AND REMITTANCE REPORT
For Month Ending:  28-FEB-97

Deal Reference                                     93-2I.2              1995-A              1996-A               1996-B
                                               --------------      ---------------      --------------      ---------------

Beginning Security Balance                     $56,203,310.92      $112,826,006.73      $80,870,587.59      $176,103,019.29
  Loans Repurchased                                         -                    -                   -                    -
  Scheduled Principal Distribution                  48,172.99            92,715.47            73,641.38          158,656.19
  Additional Principal Distribution                  2,762.91            78,793.43            23,286.35            8,411.47
  Liquidations Distribution                        582,666.80         4,126,854.35           977,415.29        2,544,852.20
  Accelerated Prepayments                                   -                    -                   -                    -
  Adjustments (Cash)                                        -                    -                   -                    -
  Losses/Foreclosures                                       -                    -                   -                    -
  Special Hazard Account                                    -                    -                   -                    -
                                               --------------      ---------------      --------------      ---------------
             Ending Security Balance           $55,569,708.22      $108,527,643.48      $79,796,244.57      $173,391,099.43
                                               ==============      ===============      ==============      ===============
Interest Distribution:
Due Certificate Holders                        $   355,728.17      $    698,505.31      $   507,274.66      $  1,096,315.03
Compensating Interest                                       -                    -                   -                    -
  Trustee Fee (Tx. Com. Bk.)                           702.54               940.22            1,010.88             2,201.28
  Pool Insurance Premium (PMI Mtg. Ins.)            16,219.33                    -                   -            47,591.84
  Pool Insurance (GE Mort. Ins.)                            -            42,309.76           23,290.72                    -
  Pool Insurance (United Guaranty Ins.)              2,607.46                    -                   -             4,084.27
  Backup for Pool Insurance (Fin. Sec. Assur.)              -                    -                   -                    -
  Special Hazard Insurance (Comm. and Ind.)                 -                    -                   -                    -
  Bond Manager Fee (Capstead)                               -                    -                   -                    -
  Excess Compensating Interest (Capstead)              731.73            12,338.42            1,492.40             5,245.09
  Administrative Fee (Capstead)                      2,341.77             3,083.10            3,369.61             7,337.44
  Administrative Fee (Other)                                -                    -                   -                    -
  Excess-Fees                                        1,681.42                    -            1,853.29             5,092.31
  Special Hazard Insurance (Aetna Casualty)                 -             2,585.59                   -                    -
                                               --------------      ---------------      --------------      ---------------
             Total Fees                             24,284.25            61,257.09           31,016.90            71,552.23
Servicing Fee                                       17,563.53            35,258.21           22,643.32            51,354.95
Interest on Accelerated Prepayments                         -                    -                   -                    -
                                               --------------      ---------------      --------------      ---------------
             Total Interest Distribution       $   397,575.95      $    795,020.61      $   560,934.88      $  1,219,222.21
                                               ==============      ===============      ==============      ===============
Loan Count                                                218                  483                 279                  577
Weighted Average Pass-Through Rate                7.595171833          7.429194707         7.527206246          7.470502444

                                                                    EXHIBIT 28.1

Capstead Mortgage Corporation
Master Servicing Division
COLLATERAL SUMMARY AND REMITTANCE REPORT
For Month Ending:  28-FEB-97

Deal Reference                                      1996-C.1             1996-C.2            1996-C.3
                                                 --------------     ----------------      --------------

Beginning Security Balance                       $44,818,361.57      $105,442,093.82       $69,630,821.11
  Loans Repurchased                                           -                    -                    -
  Scheduled Principal Distribution                    36,840.62            87,313.62            55,351.00
  Additional Principal Distribution                    5,454.04            26,892.24             6,992.14
  Liquidations Distribution                        1,604,103.33         8,087,407.40           624,994.54
  Accelerated Prepayments                                     -                    -                    -
  Adjustments (Cash)                                          -                    -                    -
  Losses/Foreclosures                                         -                    -                    -
  Special Hazard Account                                      -                    -                    -
                                                 --------------     ----------------       --------------
             Ending Security Balance             $43,171,963.58     $  97,240,480.56       $68,943,483.43
                                                 ==============     ================       ==============
Interest Distribution:
Due Certificate Holders                          $   283,731.03     $     659,397.30       $   440,465.97
Compensating Interest                                        -              2,322.86                    -

  Trustee Fee (Tx. Com. Bk.)                             560.23               878.68               580.25
  Pool Insurance Premium (PMI Mtg. Ins.)                      -                    -                    -
  Pool Insurance (GE Mort. Ins.)                      12,907.69                    -                    -
  Pool Insurance (United Guaranty Ins.)                       -                    -            25,937.48
  Backup for Pool Insurance (Fin. Sec. Assur.)                -                    -                    -
  Special Hazard Insurance (Comm. and Ind.)                   -                    -                    -
  Bond Manager Fee (Capstead)                                 -                    -                    -
  Excess Compensating Interest (Capstead)              3,641.61                44.76             2,210.29
  Administrative Fee (Capstead)                        2,240.98             2,196.54             2,832.94
  Administrative Fee (Other)                                  -                    -                    -
  Excess-Fees                                          1,027.09                    -                    -
  Special Hazard Insurance (Aetna Casualty)                   -                    -             2,013.49
                                                 --------------     ----------------       --------------
             Total Fees                               20,377.60             3,119.98            33,574.45
 Servicing Fee                                        14,005.75            27,805.38            21,759.65
 Interest on Accelerated Prepayments                          -                    -                    -
                                                 --------------     ----------------       --------------
             Total Interest Distribution         $   318,114.38     $     692,645.52       $   495,800.07
                                                 ==============     ================       ==============
Loan Count                                                  173                  390                  287
Weighted Average Pass-Through Rate                  7.596824696          7.530808269             7.590879
